As filed with the Securities and Exchange Commission on September 30, 1997

                                                      Registration No. 811-9140
                                                              File No. 33-80057

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933                   [X]

                             Pre-Effective Amendment No.              [ ]
                         Post-Effective Amendment No. 6               [X]
                                    and/or
                            REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940               [X]
                                Amendment No. 8                       [X]
                      (Check appropriate box or boxes.)

                                 -------------

               Phoenix Duff & Phelps Institutional Mutual Funds
              (Exact Name of Registrant as Specified in Charter)

                                 -------------

            101 Munson Street, Greenfield, MA                 01301
          (Address of Principal Executive Offices)         (Zip Code)


                                (800) 814-1897
             (Registrant's Telephone Number, including Area Code)

                                 -------------

                              Thomas N. Steenburg
                        President, Counsel and Secretary
                       Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                          Hartford, Connecticut 06115
                    (Name and Address of Agent for Service)



                                 -------------


It  is proposed that this filing will become effective (check appropriate box)
 [X] immediately upon filing pursuant to paragraph (b)
 [ ] on                    pursuant to paragraph (b)
 [ ] 60 days after filing pursuant to paragraph (a)(1)
 [ ] on (date) pursuant to paragraph (a)(1)
 [ ] 75 days after filing pursuant to paragraph (a)(2)
 [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed effective amendment.



Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Form 24f-2 for Registrant's fiscal year ended December 31, 1996 was filed on February 27, 1997.

================================================================================

           This Registration Statement contains two prospectuses and
                    two Statements of Additional Information.
                These are identified as Version A and B of each.


                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                                  (Version B)
                   Cross Reference Sheet Pursuant to Rule 495

                       Under the Securities Act of 1933


                                     PART A

                      Information Required in Prospectus


Item Number                                                    Caption
-------------                                                  -----------------------------------------------
       1.       Cover Page .................................   Cover Page
       2.       Synopsis   .................................   Introduction; Fund Expenses
       3.       Condensed Financial Information ............   Financial Highlights
       4.       General Description of Registrant  .........   Introduction; Management of the Fund
       5.       Management of the Fund .....................   Management of the Fund; Custodian and
                                                               Transfer Agent
       6.       Capital Stock and Other Securities .........   Management of the Fund; Description of Shares;
                                                               Dividends, Distributions and Taxes; Additional
                                                               Information
       7.       Purchase of Securities Being Offered  ......   How to Buy Shares; Net Asset Value;
                                                               Distribution Plan; How to Redeem Shares
       8.       Redemption or Repurchase  ..................   How to Buy Shares; How to Redeem Shares
       9.       Pending Legal Proceedings ..................   Not Applicable

                                     PART B

          Information required in Statement of Additional Information


Item Number                                                      Caption
-------------                                                    ------------------------------------------------------
      10.       Cover Page   .................................   Cover Page
      11.       Table of Contents  ...........................   Table of Contents
      12.       General Information and History   ............   The Fund
      13.       Investment Objectives and Policies   .........   Investment Objectives and Policies; Investment
                                                                 Restrictions; Portfolio Turnover
      14.       Management of the Registrant   ...............   Trustees and Officers
      15.       Control Persons and Principal Holders
                of Securities   ..............................   Trustees and Officers
      16.       Investment Advisory and Other Services  ......   Trustees and Officers; The Investment Advisers;
                                                                 The Distributor; Distribution Plan
      17.       Brokerage Allocation  ........................   Brokerage Allocation
      18.       Capital Stock and Other Securities   .........   Purchase of Shares; How to Redeem Shares
      19.       Purchase, Redemption and Pricing of
                Securities Being Offered .....................   Determination of Net Asset Value; Purchase of Shares;
                                                                 How to Redeem Shares
      20.       Tax Status   .................................   Dividends, Distributions and Taxes
      21.       Underwriter  .................................   The Distributor; Distribution Plan
      22.       Calculation of Yield Quotations of Money
                Market Fund  .................................   Performance Information
      23.       Financial Statements  ........................   Financial Statements

     The following pages from Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed via EDGAR with the Securities and Exchange Commission on April 28, 1997 are incorporated herein by reference thereto:

Part A
Version A Cross Reference Sheet to items required by Rule 495(a)
Prospectus pages 1 through 26

Part B
Version A Statement of Additional Information pages 1 through 26
December 31, 1996 Annual Report

[FRONT COVER]

                                 P H O E N I X
                                     F U N D S




                                              PROSPECTUS
                                              SEPTEMBER 30, 1997


                Phoenix Duff & Phelps
                Institutional Mutual Funds

                [bullet] REAL ESTATE EQUITY SECURITIES PORTFOLIO



[LOGOTYPE]  PHOENIX
            DUFF & PHELPS

                PHOENIX REAL ESTATE EQUITY SECURITIES PORTFOLIO

                               101 Munson Street
                              Greenfield, MA 01301
                                 (800) 814-1897

                                   PROSPECTUS

                               September 30, 1997




     The Phoenix Real Estate Equity Securities Portfolio (the "Real Estate Portfolio") seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest primarily in marketable securities of publicly traded real estate investment trusts (REITS) and companies that invest in, operate, develop, and/or manage real estate located in the United States.

     Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is an open-end management investment company whose shares are presently offered in seven separate portfolios. Each portfolio generally operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. This Prospectus offers only the shares of the Phoenix Real Estate Equity Securities Portfolio.

     This Prospectus sets forth concisely the information about the Real Estate Portfolio that a prospective investor should know before investing. No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person whom it is unlawful to make such offer. Investors should read and retain this Prospectus for future reference. Additional information about the Fund and the Real Estate Portfolio is contained in the Statement of Additional Information dated September 30, 1997 which has been filed with the Securities and Exchange Commission and is available at no charge by calling (800) 814-1897 or by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.



     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation
(FDIC), he Federal Reserve Board or any other agency and involve investment risk, including possible loss of principal.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS




                                                  Page
                                                 -----
INTRODUCTION   .................................    3
FUND EXPENSES  .................................    4
FINANCIAL HIGHLIGHTS    ........................    5
PERFORMANCE INFORMATION    .....................    6
INVESTMENT OBJECTIVES AND POLICIES  ............    7
INVESTMENT TECHNIQUES AND RELATED RISKS   ......    8
INVESTMENT RESTRICTIONS    .....................   11
MANAGEMENT OF THE FUND  ........................   11
DISTRIBUTION PLAN    ...........................   12
HOW TO BUY SHARES    ...........................   12
NET ASSET VALUE   ..............................   14
HOW TO REDEEM SHARES    ........................   14
DIVIDENDS, DISTRIBUTIONS AND TAXES  ............   15
ADDITIONAL INFORMATION  ........................   16

                                 INTRODUCTION

     This Prospectus describes certain of the shares offered by and the operations of Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"). The Fund is an open-end management investment company established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 4, 1995. The Fund presently consists of seven separate portfolios. Each portfolio has a different investment objective and invests primarily in certain types of securities and is designed to meet different investment needs. This Prospectus pertains only to the Phoenix Real Estate Equity Securities Portfolio (the "Real Estate Portfolio" or "Portfolio").


     The investment adviser for the Real Estate Portfolio is Phoenix Realty Securities, Inc. (the "Adviser"). The Adviser is a wholly-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company. For managing or directing the investments of the Real Estate Portfolio, the Adviser is entitled to a basic monthly fee equivalent to 0.50% of the aggregate daily net assets of such Real Estate Portfolio. In addition, this fee is subject to a performance adjustment to the extent that Portfolio annual performance differs from prescribed benchmarks.


The Distributor and Distribution Plan
     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plan" and the Statement of Additional Information. Equity Planning also acts as the Fund's financial agent and transfer agent. See "The Financial Agent and Administrator" and "The Custodian and Transfer Agent."


     The Fund has adopted a distribution plan for Class Y Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The distribution plan adopted for Class Y Shares provides that the Fund shall reimburse the Distributor at an annual rate of 0.25% of the Fund's average daily Class Y Share net assets for expenses incurred in connection with furnishing shareholder services and maintaining shareholder accounts. See "Distribution Plan."


Purchase of Shares
     The Real Estate Portfolio is currently authorized to offer two classes of shares on a continuous basis. Class X Shares and Class Y Shares are both available to Plans (as hereafter defined) and institutional investors which initially purchase shares whose net asset value equals or exceeds $250,000. The minimum subsequent investment for each class is $100. "Plans" are defined as corporate, public, union and governmental pension plans. Shares of each class represent an identical interest in the investment portfolio of the Real Estate Portfolio, and generally have the same rights except that Class Y Shares bear the cost of higher distribution fees which cause the Class Y Shares to have a higher expense ratio and to receive lower dividends than Class X Shares. See "How To Buy Shares."

Redemption of Shares
     Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by the Transfer Agent. See "How to Redeem Shares."

Risk Factors
     There can be no assurance that the Real Estate Portfolio will achieve its investment objective. Although the Real Estate Portfolio does not invest directly in real property, it does invest primarily in securities concentrated in and directly related to the real estate industry and may therefore be subject to certain risks associated with the ownership of real estate and with the real estate industry in general. The Real Estate Portfolio is non-diversified, and therefore its value is potentially more susceptible to adverse developments affecting the real estate industry. The risk factors relevant to investment in the Real Estate Portfolio should be reviewed and are set forth in the "Investment Objectives and Policies" and "Investment Techniques and Related Risks" sections of this Prospectus and Statement of Additional Information.

                                 FUND EXPENSES


     The following table illustrates all expenses and fees that a shareholder is expected to incur. The expenses and fees set forth in the table were for the period ended June 30, 1997 and have been pro-rated to reflect a full year of operation.




                                                                                       Real Estate Portfolio
                                                                                 ----------------------------------
                                                                                  Class X Shares     Class Y Shares
                                                                                 ----------------   ---------------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)           None             None
 Maximum Sales Load Imposed on Reinvested Dividends                                    None             None
 Deferred Sales Load                                                                   None             None
 Redemption Fees                                                                       None             None
 Exchange Fee                                                                          None             None
Annual Fund Operating Expenses (as a percentage of average net assets)
 Management Fees                                                                       0.50%             0.50%
 12b-1 Fees                                                                            None              0.25%(a)
 Other Operating Expenses (After Reimbursement)(b)                                     0.40%             0.40%
                                                                                     ------          --------
 Total Fund Operating Expenses                                                         0.90%             1.15%
                                                                                     ======          ========


-----------

     (a) "12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").
     (b) Phoenix Realty Securities, Inc. has voluntarily agreed to reimburse or waive Other Operating Expenses of Class X and Y Shares of the Real Estate Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 1997 to the extent that such expenses exceed 0.40% of the average annual net asset values. Other Operating Expenses for the Real Estate Portfolio are estimated to be 0.88% and 0.88%, respectively, absent such reimbursement or waiver, and Total Operating Expenses are estimated to be 1.38% and 1.63% for Class X and Y Shares, respectively, absent such reimbursement or waiver.




                                      Cumulative Expenses
                                      Paid for the Period
Example*                               1 year     3 years
-----------------------               --------   --------
An investor would pay the
following expenses on a $1,000
investment assuming
 (1) 5% annual return and (2)
redemption at the end of each time
period:
 Real Estate Portfolio
  Class X Shares                        9         29
  Class Y Shares                       12         37


*The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For additional information regarding various costs and expenses, see "Management of the Fund," and "How to Buy Shares."

                              FINANCIAL HIGHLIGHTS

     The following table sets forth certain financial information of the Fund. The Fund's unaudited Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information.The Statement of Additional Information and the Fund's most recent Semiannual Report (containing additional information relating to the Portfolio's performance) are available at no charge upon request by calling (800) 243-4361.



                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)
--------------------------------------------------------------------------------
                             REAL ESTATE PORTFOLIO




                                                    Class X            Class Y
                                              ------------------- ------------------
                                                From Inception      From Inception
                                               5/1/97 to 6/30/97   5/1/97 to 6/30/97
                                                  (Unaudited)        (Unaudited)
                                              ------------------- ------------------
Net asset value, beginning of period   ......   $   10.00          $   10.00
Income from investment operations
  Net investment income .....................        0.14 (1)           0.14 (1)
  Net realized and unrealized gain  .........        0.50               0.50
                                                -----------        -----------
    Total from investment operations   ......        0.64               0.64
                                                -----------        -----------
Less distributions
  Dividends from net investment income    ...            --                 --
  Dividends from net realized gains    ......            --                 --
                                                -----------        -----------
    Total distributions    ..................            --                 --
                                                -----------        -----------
Change in net asset value  ..................        0.64               0.64
                                                -----------        -----------
Net asset value, end of period   ............   $   10.64          $   10.64
                                                ===========        ===========
Total return   ..............................       6.40  (3)           6.40 (3)
Ratios/supplemental data:
 Net assets, end of period (thousands) ......  $  10,699           $     107
Ratio to average net assets of:
  Operating expenses    .....................       0.90%(2)            1.15%(2)
  Net investment income    ..................       8.73%(2)            8.26%(2)
Portfolio turnover   ........................          2%(3)               2%(3)
Average commission rate paid  ...............  $  0.0500 (4)       $  0.0500 (4)



-----------
 (1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively, computed using average shares outstanding.
 (2) Annualized.
 (3) Not annualized.
 (4) A fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include the performance history of the Real Estate Portfolio (and each Class thereof) in advertisements, sales literature or reports to current or prospective shareholders. Both yield and total return figures are computed separately for Class X and Class Y Shares in accordance with formulas specified by the Securities and Exchange Commission.

     Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class X or Class Y Shares over a period of 1, 5, and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid. It is expected that the performance of Class X Shares shall be better than that of Class Y Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class X Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.

     Yield will be computed by dividing the Portfolio's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Portfolio's yield for each class.


     The Portfolio may from time to time include in advertisements information containing total return and the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, the Portfolio or a Class of the Portfolio may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, REIT Watch, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poors The Outlook, and Personal Investor. The Portfolio may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange or traded over the NASDAQ National Market System.

     Advertisements, sales literature and other communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may compare the Portfolio's equity or bond return figure to well-known indices of market performance including but not limited to the S&P 500, Dow Jones Industrial Average, and Salomon Brothers Corporate and Government Bond Indices, Russell 2000, Lehman Brothers Bond Index, Wilshire Real Estate Securities Index, NAREIT Equity Total Return Index, NAREIT Combined Index, and NCREIF Property Index.


     The NCREIF Property Index is produced by the National Council of Real Estate Investment Fiduciaries (NCREIF) and measures the historical performance of income-producing properties owned by commingled funds on behalf of qualified pension and profit-sharing trusts, or owned directly by these trusts and managed on a separate account basis. Properties in the NCREIF Property Index are unleveraged and the figures represent gross returns before advisory fees. The NAREIT Combined Index and NAREIT Equity Total Return Index are published by the National Association of Real Estate Investment Trusts (NAREIT). The NAREIT Combined Index is comprised of all publicly-traded equity, mortgage or hybrid REITs. The NAREIT Equity Total Return Index is comprised of all publicly-traded Equity REITs. The Wilshire Securities Index measures the investment characteristics of publicly traded real estate securities such as REITs, real estate operating companies and partnerships.

     Performance information for the Portfolio (and each Class thereof) reflects only the performance of a hypothetical investment in a Class X Shares or Class Y Shares of the Portfolio during the particular time period in which the calculations are based. Performance information is not an indication of future performance. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and qualities of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return, see the Statement of Additional Information.

     The Fund's Annual Report, available upon request and without charge, shall contain a discussion of the performance of the Portfolio and a comparison of that performance to a securities market index.

                             INVESTMENT OBJECTIVES
                                 AND POLICIES

     The Real Estate Portfolio seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest primarily in marketable securities of publicly traded real estate investment trusts (REITs) and stocks of companies that are principally engaged in the real estate industry. Under normal circumstances, the Real Estate Portfolio intends to invest at least 75% of the value of its assets in these securities. The Portfolio has adopted a policy to concentrate its investments in the real estate industry.


     The investment objective of the Real Estate Portfolio is a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of the Real Estate Portfolio. Risks are inherent in the ownership of any security and there can be no assurance that the Real Estate Portfolio will achieve its investment objective. The investment policies of the Real Estate Portfolio will also affect the rate of portfolio turnover. A high rate of portfolio turnover generally involves correspondingly greater brokerage commissions or transaction costs, which are paid directly by the Fund. The portfolio turnover rate for the Real Estate Portfolio is not anticipated to exceed 75%.


     Policies and limitations are considered at the time of purchase and the sale of instruments is not required in the event of a change in circumstances.


     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive some income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and Mortgage REITs. The Real Estate Portfolio intends to emphasize investment in equity REITs.


     In determining whether an issuer is "principally engaged" in the real estate industry, Adviser seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Real Estate Portfolio will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stock.


     The Real Estate Portfolio may also invest up to 25% of its total assets in
(a) marketable debt securities of companies principally engaged in the real estate industry, (b) mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") (see "Investment Techniques and Related Risks"); or (c) short-term investments.

     The Real Estate Portfolio may invest in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa) or by Standard & Poor's Corporation (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by Adviser to be of equivalent quality to debt securities so rated. Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in the case of such obligations than is the case for higher grade securities. The Real Estate Portfolio may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid than comparable rated debt securities and may involve somewhat greater risk than rated debt securities.

     For temporary defensive purposes (as when market conditions in real estate securities are extremely adverse such that Adviser believes there are extraordinary risks associated with investment therein), the Real Estate Portfolio may invest up to 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper rated, at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by Adviser at the time of purchase.

Risk Considerations
     The Real Estate Portfolio is non-diversified under the federal securities laws. As a non-diversified portfolio, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Real Estate Portfolio is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. In addition, investments by the Real Estate Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

     Although the Real Estate Portfolio does not invest directly in real estate, it does invest primarily in real estate securities and accordingly concentrates its investment in the real estate industry. Accordingly, the value of shares of the Real Estate Portfolio will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and, changes in interest rates. The Real Estate Portfolio may also invest in mortgage-backed securities as described above. The risks associated with such securities are described in the section "Mortgage-Related Securities."


     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. As the Real Estate Portfolio may invest in new or unseasoned REIT issuers, it may be difficult or impossible for Adviser to necessarily ascertain the value of each of such REIT's underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Real Estate Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Real Estate Portfolio itself.


     REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


     In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500.


     The Portfolio commenced operations on May 1, 1997 based upon an initial capitalization of $5 million provided by Phoenix Home Life. The ability of the Portfolio to raise additional capital for investment purposes may directly affect the spectrum of portfolio holdings and performance.


                    INVESTMENT TECHNIQUES AND RELATED RISKS

     In addition to the investment policies described above, the Real Estate Portfolio may utilize the following investment practices or techniques:

"When issued" and "delayed delivery" Securities
     The Real Estate Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Real Estate Portfolio accrues no income on such securities until the Real Estate Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Real Estate Portfolio relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. The Real Estate Portfolio will engage in "when issued" and "delayed delivery" transactions for the purpose of acquiring securities consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage.

Securities Lending
     The Real Estate Portfolio may lend its securities to brokers, dealers and financial institutions provided that the market value of the securities subject to any such loans does not exceed 33% of the value of the total assets (taken at market value) of the Portfolio; and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding, will be maintained in amounts equal to at least 102% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities. All fees or charges earned from securities lending will inure to the benefit of the Real Estate Portfolio. The Real Estate Portfolio will have the right to regain record ownership of loaned securities within six business days and to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Real Estate Portfolio will receive amounts equal to any interest or other distributions with respect to the loaned securities. Any agreement to lend securities shall provide that borrowers are obligated to return the identical securities or their equivalent at termination of the loan and, that the Real Estate Portfolio shall have the right to retain any collateral or use the same to purchase equivalent securities should the borrower fail to return securities as required. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially. See the Statement of Additional Information.

Illiquid Securities

     The Real Estate Portfolio may invest up to 15% of its net assets, taken at market values at the time of investment, in "illiquid securities." For this purpose, illiquid securities include any securities for which market quotations are not readily available, or other securities which are not deemed liquid pursuant to procedures adopted by the Trustees. Such investments may include repurchase agreements with deemed maturities in excess of seven days, certain private placements and certain Rule 144A Securities (as discussed below). Among other risks unique to certain illiquid securities (as described elsewhere in this Prospectus and Statement of Additional Information), illiquid securities may be thinly or not actively traded, and as a result, the Real Estate Portfolio may experience difficulties in valuing or disposing of these securities. Pursuant to procedures adopted by the Trustees, restricted securities, including Rule 144A Securities, can be presumptively deemed to be liquid if the portfolio manager can regularly obtain two consistent broker quotes for the security.



Short-Term Instruments

     Short-term investments will be in high grade short-term securities such as commercial paper, drafts, notes payable upon demand or having maturities varying from one day to 397 days, municipal notes, Bankers' Acceptances, Certificates of Deposit or any other form of short-term security but may also include cash should such a holding appear to be consistent with the goal of maximizing earnings. It is intended that commercial paper held by the Real Estate Portfolio will be rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. or, if unrated, be issued by companies with an outstanding debt issue currently rated at least AA by Standard & Poor's Corporation or Aa by Moody's Investors Service, Inc. Certificates of Deposits must be issued by banks which have capital, surplus and undivided profits of at least $500 million.



Mortgage-Related Securities

     The Real Estate Portfolio may invest in securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property ("Mortgage-Related Securities"). These instruments are referred to as "derivatives" as their value is derived from the value of the underlying security or securities. The Mortgage-Related Securities in which the Real Estate Portfolio may invest include those with fixed, floating and variable interest rates and those with interest rates that change based on multiples of changes in interest rates. Although certain Mortgage-Related Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Real Estate Portfolio purchases a Mortgage-Related Security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain Mortgage-Related Securities are inversely affected by changes in interest rates, while other securities which the Real Estate Portfolio may purchase may be structured so that their interest rates will fluctuate inversely (and thus their price will increase as interest rates rise and decrease as interest rates fall) in response to changes in interest rates. Though the value of a Mortgage-Related Security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to prepay. For this and other reasons, a Mortgage-Related Security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of Mortgage-Related Securities include both interest and principal. If the underlying mortgage securities experience greater than anticipated prepayments of principal, the Real Estate Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. No assurance can be given as to the return the Portfolio will receive when these amounts are reinvested.

     The Real Estate Portfolio may also invest up to 25% of its total assets in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are derivative securities or "derivatives" and are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA) or the Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

     The Real Estate Portfolio may also invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

     The Real Estate Portfolio may purchase pass-through securities at a premium or at a discount. The values of pass-through securities in which the Real Estate Portfolio may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Real Estate Portfolio's net asset value.

     A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates, or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but are usually lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment.


     The Real Estate Portfolio may also invest in securities issued by corporate and other special purpose entities in which the source of income payments on the securities is a dedicated pool of assets ("Asset-Backed Securities"). The securitization techniques used for Asset-Backed Securities are similar to those used for Mortgage-Related Securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital and other account receivables.


Financial Futures and Related Options


     The Real Estate Portfolio may enter into financial futures contracts and related options. These instruments are referred to as "derivatives" as their value is derived from the value of the underlying security or securities. The Real Estate Portfolio may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase.

     The Real Estate Portfolio will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Real Estate Portfolio will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the margin deposits initially committed with respect to the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Real Estate Portfolio's initial margin deposit with respect thereto will be deposited in a pledged account with the Portfolio to collateralize fully the position and thereby ensure that it is not leveraged.




     Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case the Real Estate Portfolio's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Real Estate Portfolio will lose the premium it paid. There may also be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Real Estate Portfolio while the purchase or sale of the contract would not have resulted in a loss. Futures and options may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Financial losses relating to futures and options are potentially unlimited.


Repurchase Agreements

     The Real Estate Portfolio may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Real Estate Portfolio will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Although the securities subject to repurchase agreements may bear maturities exceeding thirteen months, the Real Estate Portfolio does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future the Real Estate Portfolio were to enter into repurchase agreements with deemed maturities in excess of seven days, the Portfolio would do so only if such investment, together with other illiquid securities, did not exceed 15% of the value of the Portfolio's net assets. Default or bankruptcy of the seller would, however, expose the Real Estate Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extend that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

Private Placements and Rule 144A Securities
     The Real Estate Portfolio may purchase securities which have been privately issued or are issued by newly established emerging entities and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC"). Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Portfolio in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 as amended (the "1933 Act"). Public sales of such securities by the Portfolio may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Portfolio may have to bear certain costs of registration in order to sell such shares publicly. Pursuant to procedures adopted by the Trustees, restricted securities, including Rule 144A Securities, can be presumptively deemed to be liquid if the portfolio manager can regularly obtain two consistent broker quotes for the security.


                            INVESTMENT RESTRICTIONS

     The Real Estate Portfolio has adopted fundamental policies, which may not be changed without the requisite shareholder vote, with regard to the issuance of senior securities, short sales, the borrowing of money, the underwriting of securities of other issuers, concentration of investments in particular industries (other than real estate), the purchase and sale of real estate, commodities and futures contracts, and the making of loans. These restrictions are more particularly described in the Statement of Additional Information.


                            MANAGEMENT OF THE FUND

     The Fund is a mutual fund, known as an open-end, investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by each portfolio's investment adviser. The Fund was organized as a Massachusetts business trust on December 4, 1995. The Fund commenced operations on March 1, 1996. The Fund is currently authorized to offer shares of beneficial interest in series and is currently offering shares of seven portfolios. Two classes of shares are currently offered by each portfolio.

The Adviser
     The investment adviser to the Real Estate Portfolio is Phoenix Realty Securities, Inc., which is located at 38 Prospect Street, Hartford, Connecticut 06115. The Adviser was formed in 1994 as an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). As of December 31, 1996, the Adviser had approximately $1.4 billion in assets under management. Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.

     The Adviser continuously furnishes an investment program for the Real Estate Portfolio and manages the investment and reinvestment of the assets subject at all times to the supervision of the Trustees. The Adviser is responsible for monitoring the services provided to the Portfolio. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to a prescribed fee.

     For managing, or directing the management, of the investments of the Real Estate Portfolio, the Adviser is entitled to a basic monthly fee at the annual rate of .50% of the average daily net asset value of the Portfolio. Such basic monthly fee is subject to a performance adjustment based on the Portfolio's annual performance as compared to certain prescribed benchmarks. The basic monthly fee will therefore increase or decrease by .005% for every .10% after the first .50% in which Portfolio performance on a rolling twelve month basis is higher or lower than that of the NAREIT Equity Total Return Index. In no event will the increase or decrease in any one 12-month period exceed .10%. The adjustment shall be computed and paid monthly. The Adviser is not eligible for the performance adjustment until the 13th month after inception of the Portfolio.

The Portfolio Managers
     Barbara Rubin and Michael Schatt are responsible for managing the assets of the Real Estate Portfolio. Ms. Rubin, President of the Adviser, is also Vice President and Co-Portfolio Manager for the Real Estate Securities Series of The Phoenix Edge Series Fund and the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund. She has over 21 years real estate experience and has been associated with Phoenix Home Life for the past 15 years. Michael Schatt is employed as Managing Director of Phoenix Duff & Phelps Corporation, an affiliate of the Adviser, and is a Senior Vice President of the Adviser and Vice President of Duff & Phelps Investment Management Co., an affiliate of the Adviser. His current responsibilities include managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as a Director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC and has over 16 years experience in the real estate industry.

The Financial Agent and Administrator
     Equity Planning serves as financial agent of the Fund and, as such, provides bookkeeping and pricing services and certain other ministerial functions. As compensation, Equity

Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of the Portfolio, at the following incremental annual rates:




   First $100 million                    .05%
   $100 million to $300 million          .04%
   $300 million through $500 million     .03%
   Greater than $500 million             .015%



     (b) a minimum fee of $70,000; and (c) an annual fee of $12,000 for each class of shares beyond one.


     Duff & Phelps Investment Management Co. ("DPM") serves as administrator for the Portfolio, and as such, facilitates and provides administrative services for the Portfolio. DPM is a subsidiary of Phoenix Duff & Phelps Corporation, which is an indirect less than wholly-owned subsidiary of Phoenix Home Life. As compensation, under an Administration Agreement, DPM receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund.

The Custodian and Transfer Agent
     The custodian of the assets of the Real Estate Portfolio is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02101.

     Equity Planning serves as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 plus certain out-of-pocket expenses for each designated shareholder account. The Transfer Agent is authorized to engage sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

Brokerage Commissions
     Although the Conduct Rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, past sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.



                               DISTRIBUTION PLAN

     Equity Planning serves as the national distributor of the Fund's shares. Equity Planning is registered as a broker-dealer in fifty states. The principal offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. Michael E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, William R. Moyer, Leonard J. Saltiel, and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.

     Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a portfolio of the Fund. The sale of Fund shares through a bank or a securities broker affiliated with a bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


     The Trustees have adopted a distribution plan on behalf of the Class Y Shares pursuant to Rule 12b-1 under the 1940 Act. The Class Y Share distribution plan (the "Plan") has been approved by Phoenix Home Life as initial, sole shareholder. The Plan authorizes the payment of a service fee to Equity Planning in an amount equal to 0.25% annually of the average of the daily net assets of Class Y Shares of each respective portfolio for each year elapsed after the inception of the Plan. The Plan requires that at least quarterly the Trustees must review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While the Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Trustees who are not "interested persons" (as defined in the 1940 Act) to the discretion of other Trustees then in office who are not interested persons.



                               HOW TO BUY SHARES


     The Fund currently issues two classes of shares of the Real Estate Portfolio. Both Class X Shares and Class Y Shares are each available to Plans (as hereafter defined) and institutional investors which initially purchase shares of the Fund whose net asset value equals or exceeds $250,000. "Plans" are defined as corporate, public, union and governmental pension plans. Completed applications for the purchase of shares should be mailed to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The minimum subsequent investment for each class is $100. Shares are sold at the net asset value per share (as described below) next computed after a completed application or purchase order is received by State Street Bank and Trust Company together with good and sufficient funds therefor (certified checks, federal funds wires, and automated clearing house transactions ("ACH")). Completed orders received on a business day prior to 4:00 p.m. E.S.T. will be processed based on that day's closing net asset value. Shares purchased will be recorded in electronic book-entry form by the Transfer Agent. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.


     The minimum initial investment amounts for the purchase of either class of Fund shares shall be waived with respect to purchases by: (i) trust companies, bank trust departments, broker-dealers financial planners and investment advisers for funds over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or (ii) Plans and institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

     No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

     If part of any investment is subsequently redeemed within one year of the investment date, the broker/dealer or exempt financial institution will refund to Equity Planning any such amounts paid with respect to the investment. Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than Equity Planning may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.

     Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses.


Exchange Privileges
     Shareholders may exchange Class X or Class Y Shares held in book-entry form for shares of the same class of other Portfolios of the Fund provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Fund shares in accordance with the limitations described in this Prospectus. The Fund reserves the right to refuse exchange purchases by any person or broker/dealer if, in the Fund's or Adviser's opinion, (a) the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies;
(b) the Fund believes that a pattern of exchanges coincides with a "market timing" strategy; or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.



Market Timer Restrictions
     Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.



Telephone Exchange Privileges

     Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares may be exchanged by calling 800-814-1897 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.


     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone

Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in States where shares being acquired may be legally sold.



     If a shareholder elects not to use the Telephone Exchange Privilege, in order to exchange shares the shareholder must submit a written request to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN:
Phoenix Duff & Phelps Institutional Mutual Funds. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations.



                                NET ASSET VALUE

     The net asset value per share of the Real Estate Portfolio is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Real Estate Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.



     The Portfolio's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Trust. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                             HOW TO REDEEM SHARES


     Any holder of shares of the Real Estate Portfolio may require the Fund to redeem its shares at any time at the net asset value per share next computed after receipt of a redemption request in proper written form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN: Phoenix Duff & Phelps Institutional Mutual Funds. To be in proper form to redeem shares, (1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered; (3) the request must make reference to the name of the Real Estate Portfolio; and (4) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.

     In addition, the Fund maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of the general trading session of the New York Stock Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the written request in proper form; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank which may take up to 15 days after receipt of the check.


Telephone Redemption Privileges
     Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 814-1897.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the telephone redemption privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.


     If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account. Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business will be entered at the next determined net asset value. However telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days.



Systematic Withdrawal Program

     The Systematic Withdrawal Program (the "Program") allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semi-annual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder's account, and (c) the priority among classes of shares of the Portfolio in which redemptions are to occur.


     Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through Automated Clearing House (ACH) to the shareholder's account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Fund holdings (at the net asset value on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.

     Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then current net asset value per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current net asset value per share. A shareholder's participation in the Program will also automatically terminate if redemptions are made outside the Program.

Redemption-in-kind
     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when it sold the securities.



                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

     The Real Estate Portfolio will be treated as a separate mutual fund for federal income tax purposes. The Real Estate Portfolio intends to elect to be taxed as a regulated investment company ("RIC") and qualify as such annually under Subchapter M of the Code. As a RIC, the Real Estate Portfolio will not be subject to federal income tax on its ordinary income and net realized gains distributed to its shareholders. The Real Estate Portfolio intends to distribute sufficient ordinary income and net realized capital gains, if any, annually to avoid the imposition of federal income tax or a non-deductible 4% excise tax.

     Many investors, including most tax qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the Real Estate Portfolio and dispositions of shares of the Real Estate Portfolio. The Fund has not sought opinions of counsel or applied for a ruling from the Internal Revenue Service as to whether the assessment of higher distribution fees with respect to Class Y Shares may result in any dividends or distributions constituting "preferential dividends" under the Code. Complete assurances cannot be given when or whether the Fund will receive a favorable opinion or ruling or, the potential consequences associated with an adverse determination. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund should consult its tax advisor about the federal, state or local tax consequences particular to it, as should persons considering whether to have amounts held for their benefit in such trusts or other entities which intend to invest in shares of the Fund.

     Investors that do not receive preferential tax treatment are subject to federal income tax on distributions received with respect to their shares of the Fund. Distributions of the Fund's ordinary income and short-term capital gains are taxable to shareholders as ordinary income whether received in cash or shares of the Fund's. Designated long-term capital gains distributions are taxable as long-term capital gains whether distribution in cash or additional shares and regardless of how long the shareholder owned the shares of the Fund; however, a loss recognized on the sale of the shares of the Real Estate Portfolio held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains distributions received on those shares. Certain designated dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. Shareholders should consult with their tax advisor for additional information concerning the federal, state, local and foreign tax consequences of purchasing shares of the Real Estate Portfolio.

     Dividends from net investment income for the Real Estate Portfolio will be accrued and paid quarterly. Dividends from net realized capital gains, if any, will be declared and paid annually for the Real Estate Portfolio. Dividends and distributions with respect to the shares of any class of the Real Estate Portfolio will be payable in full and fractional shares of such class of the Portfolio at the net asset value on the first business day after the record date, or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Real Estate Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Real Estate Portfolio and its shareholders. Shareholders should consult competent tax advisers regarding specific tax situations.


                            ADDITIONAL INFORMATION

Organization of the Fund
     The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in seven different portfolios, each offering two classes. Holders of shares of the Real Estate Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Real Estate Portfolio (provided that Class Y Shares of the Real Estate Portfolio bear higher distribution fees and pay correspondingly lower dividends per share than Class X Shares). Shareholders of all portfolios vote on the election of Trustees. On matters affecting the Real Estate Portfolio (such as approval of an investment advisory agreement or a change in fundamental investment policies), a separate vote of the Real Estate Portfolio is required. On matters affecting an individual class (such as approval of matters relating to the Class Y distribution plan), a separate vote of that class is required. Shares of each portfolio are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights conversion, preemptive rights or subscription rights.

     The assets received by the Fund for the issue or sale of shares of each portfolio and all income, earnings, profits and proceeds thereof, are allocated to such portfolio (and class if applicable) subject only to the rights of creditors, and constitute the underlying assets of such portfolio (and class if applicable). The underlying assets of each portfolio are required to be segregated on the books of account, and are to be charged with the expenses in respect to such portfolio and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular portfolio or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a Massachusetts business trust such as the Fund may be personally liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Additional Inquiries
     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders should be directed to Equity Planning at (800) 814-1897 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type        Give Social Security Number or Tax Identification Number
      of:

Individual                            Individual
Joint (or Joint Tenant)               Owner who will be paying tax
Uniform Gifts to Minors               Minor
Legal Guardian                        Ward, Minor or Incompetent
Sole Proprietor                       Owner of Business (also provide owner's name)
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
Broker/Nominee                        Broker/Nominee

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
      [bullet] A corporation
      [bullet] Financial institution
      [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)
      [bullet] United States or any agency or instrumentality thereof
      [bullet] A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
      [bullet] International organization or any agency or instrumentality thereof
      [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
      [bullet] Real estate investment trust
      [bullet] Common trust fund operated by a bank under section 584(a) [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
      [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal
      Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.



-----------
This Prospectus sets forth concisely the information about the Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated September 30, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial Information relating to the Fund is contained in the Semiannual Report to Shareholders for the period ended June 30, 1997 and is incorporated into the Statement of Additional Information by reference.



          [recycle symbol] Printed on recycled paper using soybean ink

[back cover]

[logo]PHOENIX
      REALTY



PDP 2003 (9/97)

                PHOENIX REAL ESTATE EQUITY SECURITIES PORTFOLIO
              101 Munson Street, Greenfield, Massachusetts 01301
                                (800) 814-1897



                      Statement of Additional Information
                              September 30, 1997


     This Statement of Additional Information is not a prospectus but expands upon and supplements the information contained in the current prospectus of the Real Estate Equity Securities Portfolio of the Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"), dated September 30, 1997 and should be read in conjunction with it. A copy may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 814-1897, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.





                              TABLE OF CONTENTS*


                                                PAGE
THE FUND   ....................................    2
INVESTMENT OBJECTIVES AND POLICIES (7)   ......    2
INVESTMENT RESTRICTIONS (11) ..................    5
PERFORMANCE INFORMATION (6)  ..................    6
PORTFOLIO TURNOVER  ...........................    7
SERVICES OF THE ADVISER (11)    ...............    7
SERVICES OF THE ADMINISTRATOR   ...............    8
BROKERAGE ALLOCATION   ........................    8
DETERMINATION OF NET ASSET VALUE (14) .........    9
PURCHASE OF SHARES (12)   .....................    9
DIVIDENDS, DISTRIBUTIONS AND TAXES (15)  ......   10
THE DISTRIBUTOR (12)   ........................   10
DISTRIBUTION PLAN (12) ........................   11
TRUSTEES AND OFFICERS  ........................   12
ADDITIONAL INFORMATION    .....................   19
                   *Numbers in parenthesis are
 cross-references to related pages of the Prospectus.




PDP 2003B (9/97)                 1

                                   THE FUND


     Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust.

                      INVESTMENT OBJECTIVES AND POLICIES



The investment objectives and policies of the Phoenix Real Estate Equity Securities Portfolio (the "Real Estate Portfolio" or "Portfolio") are described in the "Investment Objectives and Policies" and "Investment Techniques and Related Risks" sections of the Prospectus.


The investment objective of the Real Estate Portfolio is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of the Portfolio. Investment restrictions described in this Statement of Additional Information are fundamental policies and may not be changed without the approval of the Portfolio's shareholders.

The following discussion supplements the description of the Portfolio's investment policies and investment techniques information contained in the Prospectus.

Money Market Instruments.
     Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     Banker's Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

     U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

     Bank Obligations. For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

     When-Issued and Delayed Delivery Transactions. When the Portfolio agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside any asset, including equity securities and any non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the amount of the purchase or the commitment in a pledged account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the pledged account will be monitored and if such market value declines, the Portfolio will be required subsequently to place additional assets in the pledged account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. Because the Portfolio will set aside cash or other liquid assets in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or delayed delivery commitments ever exceeded 25% of the value of its assets. In the case of a delayed delivery of the sale of portfolio securities, the Portfolio's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

     The Portfolio will make commitments to purchase securities on a when-issued basis or delayed delivery basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss. When the Portfolio engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The value of the securities underlying a when-issued purchase or a delayed delivery to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Portfolio's net asset value starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a delayed delivery of the sale of securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

     Financial Futures and Related Options. The Portfolio may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Portfolio's holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Portfolio may wish to purchase in the future by purchasing futures contracts.

     The Portfolio may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation when the Portfolio purchases or sells a security, no security is delivered or received by the Portfolio upon the purchase or sale of a financial futures contract. Initially, the Portfolio will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. The Portfolio will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

     Limitations on Futures Contracts and Related Options. The Portfolio may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. The Portfolio may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto will be deposited in a pledged account with the Portfolio's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."


     Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Portfolio will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Portfolio would continue to be required to make daily margin payments. In this situation, if the Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Portfolio to incur additional brokerage commissions and may cause an increase in the Portfolio's portfolio turnover rate.

     The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Portfolio or such prices move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by the Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Portfolio has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Portfolio's holdings may decline. If this occurred, the Portfolio would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

     Mortgage-Related Securities. The Portfolio may invest in Mortgage-Related Securities (as defined in the Prospectus), including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a Mortgage-Related Security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

     The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

     Lending Portfolio Securities. In order to increase its return on investments, the Portfolio may make loans of the portfolio securities as long as the market value of the loaned securities does not exceed 33% of the value of the Portfolio's total assets. Loans of portfolio securities will always be fully collateralized by cash or U.S. government securities at no less than 102% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

     Investment in Other Investment Companies. The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Portfolio's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

                            INVESTMENT RESTRICTIONS
     The Portfolio's fundamental policies cannot be changed without the approval vote of a majority of the outstanding shares of the Portfolio, which is the lesser of (i) 67% or more of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Portfolio votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Portfolio affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The following investment restrictions are fundamental policies of the Portfolio and may not be changed except as described above. The Portfolio may not:

 (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise provided herein;

 (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

 (3) borrow money in excess of 25% of the value of its total assets, or pledge its assets to an extent greater than 3% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure or for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

 (4) engage in the business of underwriting the securities of others;

 (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issuers principally engaged in the real estate industry as defined by the Adviser from time to time;

 (6) make any direct investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the Fund's total assets; and

 (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered violate of the restriction.


                            PERFORMANCE INFORMATION

     Performance information for the Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and as total return.

     Quotations of yield for the Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Fund expenses and expenses applicable to each particular Portfolio) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Portfolio on the last day of the period, according to the following formula:

     YIELD = 2[((a-b)) + 1)(6) - 1]
               -----
                 cd

where,
a = dividends and interest earned during the period by the Portfolio b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


As summarized in the Prospectus under the heading "Performance Information," total return is a measure of the change in value of an investment in the Portfolio over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of the Portfolio owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Portfolio was in effect if the Portfolio has not been in existence for at least ten years.


Except as above stated, standardized quotations of average annual total return for each class of shares of the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class X or Class Y Shares of the Portfolio over a period of 1, 5, and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses of the Portfolio (on an annual basis), and assume that all dividends and distributions are reinvested when paid. It is expected that the performance of Class X Shares shall be better than that of Class Y Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class X Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.

Performance information for the Portfolio (and each Class thereof) reflects only the performance of a hypothetical investment in a Class X or Class Y of the Portfolio during the particular time period in which the calculations are based. Performance information is not an indication of future performance. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and qualities of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                              PORTFOLIO TURNOVER

     Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment.


                            SERVICES OF THE ADVISER


     The offices of Phoenix Realty Securities ("PRS") are located at 38 Prospect Street, Hartford, Connecticut 06115. PRS was formed in 1994 as an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.


     The Adviser continuously furnishes an investment program for the Portfolio and manages the investment and reinvestment of the assets of the Portfolio, subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes certain other services, including the services of any member of its staff who serves as an officer of the Fund.


     The investment advisory agreement provides that all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund are borne by the Fund. Each portfolio pays expenses incurred in its own operation and also pays a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective portfolio, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, a portion of the expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Fund), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.


     The investment advisory agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.


     As full compensation for the services and facilities furnished to the Fund, the Adviser is entitled to a fee. The basic monthly advisory fee payable to the Adviser is subject to a performance adjustment based upon the Portfolio's annual performance as compared to certain prescribed benchmarks. The basic monthly fee will therefore increase or decrease by .005% for every
 .10% after the first .50% in which Portfolio performance (calculated at the highest total return of the Portfolio based on the methods described in the Prospectus and in this Statement of Additional Information) on a rolling twelve month basis is higher or lower than that of the NAREIT Equity Total Return Index. In no event will the increase or decrease in any one twelve month period exceed .10%. There will be no performance adjustment in the first twelve months following inception of the Portfolio. The following chart describes the total fees which would be applicable:



                                                                                                  Performance
            Rolling One Year Portfolio Return vs. NAREIT Index                        Base Fee     Adjustment     Total Fee
--------------------------------------------------------------------------            ----------   ------------   ----------
(NAREIT Index -.50%) less than    Portfolio Return  less than (NAREIT Index  +.50%)     .50%         none           .50%

(NAREIT Index +.50%) less than    Portfolio Return  less than (NAREIT Index  +.60%)     .50%         +0.005%        .505%
                     or equal to

(NAREIT Index +.60%) less than    Portfolio Return  less than (NAREIT Index  +.70%)     .50%         +0.01%         .51%
                     or equal to

             . . .

(NAREIT Index +2.40%)less than    Portfolio Return                                      .50%         +0.1%          .60%
                     or equal to

(NAREIT Index -.60%) less than    Portfolio Return  less than  (NAREIT Index  -.50%)    .50%         -0.005%        .495%
                                                    or equal to

(NAREIT Index -.70%) less than    Portfolio Return  less than  (NAREIT Index  -.60%)    .50%         -0.01%         .49%
                                                    or equal to
             . . .

                                  Portfolio Return  less than  (NAREIT Index -2.40%)    .50%         -0.10%         .40%
                                                    or equal to

     The advisory agreement will continue in force from year to year, provided that the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Adviser, on sixty (60) days written notice.


                         SERVICES OF THE ADMINISTRATOR

     Duff & Phelp Investment Management Co. (the "Administrator") serves as administrator for the Real Estate Portfolio. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, provide advice and assistance on the general operations of the Portfolio, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Portfolio as set forth in the Fund's governing documents, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio.

     The Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by the Fund's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Portfolio. The Agreement automatically terminates upon its assignment and may be terminated by either party at any time upon not less than 60 days' written notice.


                             BROKERAGE ALLOCATION

     In effecting portfolio transactions for the Fund, the Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of the Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Fund.

     If the securities in which the Portfolio invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.


     The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. Past sales of Fund shares may be considered when selecting dealers to effect portfolio transactions.



     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Advisor shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall includes the duty to seek best price) for the Fund. No advisory account of the Advisor is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Advisor in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


                       DETERMINATION OF NET ASSET VALUE


     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Portfolio which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Portfolio. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                              PURCHASE OF SHARES

     The Prospectus includes information as to the offering price of shares of the Portfolio and the minimum initial and subsequent investments which may be made in the Portfolio. Sales of shares are made through registered representatives of Equity Planning, or through securities dealers with whom Equity Planning has sales agreements. Sales of shares are also made to customers of bank affiliated securities brokers with whom Equity Planning has sales agreements. Customers purchase shares at the applicable net asset value.

     The Portfolio currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. Unless otherwise specified in writing, shareholders shall automatically receive both dividends and capital gain distributions in additional shares. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Reinvestment direction forms and prospectuses are available from Equity Planning. An alternate payee section has been incorporated into the application allowing distributions to be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited in full and fractional shares computed at the closing net asset value on the next business day after the record date. To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he will receive cash for the dividend or distribution regardless of the distribution option selected.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     As stated in the Prospectus, the Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to elect to be treated as a regulated investment company ("RIC") and qualify as such under Subchapter M of the Internal Revenue Code (the "Code").


     The Code sets forth numerous criteria which must be satisfied in order for the Portfolio to qualify as a RIC. The Portfolio must, among other things, meet the following tests for each taxable year: (1) at least 90% of the Portfolio's gross income must be derived from a) dividends, b) interest, c) payments with respect to securities loans, d) gains from the sale or other disposition of stocks or securities or foreign currencies, or e) other income (including but not limited to gains from options, futures, or forward contracts) derived by the Portfolio with respect to its business of investing in stocks, securities or currencies; and (2) distribute annually at least 90% of its investment company taxable income and net exempt-interest income.


     In addition to the gross income tests, to qualify as a RIC, the Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the assets of any one issuer (other than U.S. Government securities). If in any taxable year a Portfolio does not qualify as a RIC, all of its net investment income and realized capital gains will be taxed at corporate rates.

     In each taxable year that the Portfolio qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. It is the policy of the Portfolio to distribute all of its net investment income and net capital gains to its shareholders in order to avoid any federal income tax liability. In addition, the Portfolio intends to make timely distribution sufficient in amount to avoid a non-deductible 4% excise tax. An excise tax will be imposed on the Portfolio to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its net ordinary income for such calendar year and 98% of its net capital gains as determined for the one year period ending October 31 of such calendar year. In addition, an amount equal to the undistributed net ordinary income and net capital gains from the previous calendar year must also be distributed to avoid the excise tax.

     The Fund is required to withhold for income taxes 31% of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Fund with a correct taxpayer identification number (TIN); ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and
ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Fund with a correct TIN. The Fund in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on the Fund for reporting an incorrect TIN and that TIN was provided by the shareholder, the Fund will pass the penalty onto the shareholder.

     Dividends paid by the Portfolio from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign fund or estate, a foreign corporation or a foreign partnership (a foreign shareholder) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

     The discussion of "Dividends, Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Shareholders are urged to consult with their tax advisor regarding specific questions as to federal, state, local or foreign taxes.


                                THE DISTRIBUTOR

     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), which has undertaken to use its best efforts to find purchasers for shares of the Fund, serves as the national distributor of the Fund's shares. Shares of the Portfolio are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law and banks and financial institutions may be required to register as dealers pursuant to state law. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Portfolio.


     Pursuant to a Financial Agent Agreement, Equity Planning provides bookkeeping and pricing services and certain other ministerial functions directly to the Fund. As compensation for such services, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of the fund, at the following incremental annual rates:




        First $100 million                    .05%
        $100 million to $300 million          .04%
        $300 million through $500 million     .03%
        Greater than $500 million             .015%


     A minimum fee of $70,000 is applicable. In addition, Equity Planning is paid $12,000 for each class of shares beyond one.


     In addition, pursuant to an agreement between Equity Planning, the Fund's Transfer Agent, and State Street Bank and Trust Company, State Street has been appointed subagent to perform certain shareholder servicing functions for the Fund. For performing such services State Street receives a monthly fee from Equity Planning.


                               DISTRIBUTION PLAN


     The Fund has adopted a distribution plan on behalf of its Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Fund.



     Pursuant to the Plan, the Fund may compensate the Distributor in an amount equal to 0.25% of the average daily net assets of the Class Y Shares (the "Service Fee"). The Service Fee is paid to the Distributor to reimburse the costs of providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts.


     On a quarterly basis, the Trustees of the Fund review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees then in office who are not "interested persons." The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Fund.



     No interested persons of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

                             TRUSTEES AND OFFICERS


     The Trustees and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.




                               Positions Held                            Principal Occupations
Name, Address and Age          With the Fund                            During the Past 5 Years
---------------------------   ----------------   ---------------------------------------------------------------------
C. Duane Blinn (69)**         Trustee            Partner in the law firm of Day, Berry & Howard. Director/Trustee,
Day, Berry & Howard                              Phoenix Funds (1980-present). Trustee, Phoenix-Aberdeen Series
CityPlace                                        Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
Hartford, CT 06103                               present). Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993).
Robert Chesek (63)            Trustee            Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                 Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                           Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                 Common Stock, Phoenix Home Life Mutual Insurance Company
                                                 (1980-1994). Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993).
E. Virgil Conway (68)         Trustee            Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                               Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                             (1970-present), Pace University (1978-present), Atlantic Mutual
                                                 Insurance Company (1974-present), HRE Properties (1989-present),
                                                 Greater New York Councils, Boy Scouts of America (1985-present),
                                                 Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                 Securities Fund (Advisory Director) (1990-present), Centennial
                                                 Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                 (1975-present), The Harlem Youth Development Foundation (1987-
                                                 present), Accuhealth (1994-present), Trism, Inc. (1994-present),
                                                 Realty Foundation of New York (1972-present), New York Housing
                                                 Partnership Development Corp. (Chairman) (1981-present) and Fund
                                                 Directions (Advisory Director) (1993-present). Director/Trustee,
                                                 Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen Series
                                                 Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Director, Duff & Phelps Utilities Tax-Free Income Inc. and
                                                 Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                 Chairman, Audit Committee of the City of New York (1981-1996).
                                                 Advisory Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                 (1989-1996). Chairman, Financial Accounting Standards Advisory
                                                 Council (1992-1995). Director/Trustee, the National Affiliated
                                                 Investment Companies (until 1993).
William W. Crawford (69)      Trustee            Representative (1994-1995), Senior Executive (1994-1995), President
3029 Wynfield Mews Lane                          and Chief Operating Officer (1988-1993), Hilliard, Lyons, Inc.
Louisville, KY 40206                             (broker/dealer). Director, Duff & Phelps Utilities Tax-Free Income
                                                 Inc. (1995-present), Duff & Phelps Utility and Corporate Bond Trust
                                                 Inc. (1995-present).
Harry Dalzell-Payne (68)      Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                             Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                    Mutual Funds (1996-present). Director, Duff & Phelps Utilities
New York, NY 10016                               Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond
                                                 Trust Inc. (1995-present). Director, Farragut Mortgage Co., Inc.
                                                 (1991-1994). Director/Trustee, the National Affiliated Investment
                                                 Companies (1983-1993). Formerly a Major General of the British
                                                 Army.
William N. Georgeson (70)     Trustee            Director, Duff & Phelps Utility and Corporate Bond Trust Inc.
575 Glenwood Road                                (1994-present) and Duff & Phelps Utilities Tax-Free Income Inc.
Lake Forest, IL 60045                            (1993-present).

                                Positions Held                             Principal Occupations
Name, Address and Age           With the Fund                             During the Past 5 Years
----------------------------   ---------------   -------------------------------------------------------------------------
*Francis E. Jeffries (67)      Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
6585 Nicholas Blvd.                              Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional Mutual
Apt. 1601                                        Funds (1996-present). Director, Duff & Phelps Utilities Income Inc.
Naples, FL 33963                                 (1987-present), Duff & Phelps Utilities Tax-Free Income Inc. (1991-
                                                 present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1993-present). Director, The Empire District Electric Company
                                                 (1984-present). Director (1989-1997), Chairman of the Board
                                                 (1993-1997), President (1989-1993), and Chief Executive Officer
                                                 (1989-1995), Phoenix Duff & Phelps Corporation.
Leroy Keith, Jr. (58)          Trustee           Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                               (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                           Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                     (1991-present) and Keystone International Fund, Inc. (1989-present).
Savannah, GA 30750                               Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone
                                                 Tax Free Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                 Trust. President, Morehouse College (1987-1994). Chairman and
                                                 Chief Executive Officer, Keith Ventures (1992-1994). Director/
                                                 Trustee, the National Affiliated Investment Companies (until 1993).
                                                 Director, Blue Cross/Blue Shield (1989-1993) and First Union Bank
                                                 of Georgia (1989-1993).
*Philip R. McLoughlin (50)     Trustee and       Chairman (1997-present), Vice Chairman (1995-1997) and
                               President         Chief Executive Officer (1995-present), Phoenix Duff & Phelps
                                                 Corporation. Director (1994-present) and Executive Vice President,
                                                 Investments (1988-present), Phoenix Home Life Mutual Insurance
                                                 Company. Director/Trustee and President, Phoenix Funds (1989-present).
                                                 Trustee and President, Phoenix-Aberdeen Series Fund and Phoenix Duff
                                                 & Phelps Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present). Director (1983-
                                                 present) and Chairman (1995-present), Phoenix Investment Counsel, Inc.
                                                 Director (1984-present) and President (1990-present), Phoenix Equity
                                                 Planning Corporation. Director (1993-present), Chairman (1993-present)
                                                 and Chief Executive Officer (1993-1995), National Securities &
                                                 Research Corporation. Director, Phoenix Realty Group, Inc. (1994-
                                                 present), Phoenix Realty Advisors, Inc. (1987-present), Phoenix Realty
                                                 Investors, Inc. (1994-present), Phoenix Realty Securities, Inc. (1994-
                                                 present), PXRE Corporation (Delaware) (1985-present), and World Trust
                                                 Fund (1991-present). Director and Executive Vice President, Phoenix
                                                 Life and Annuity Company (1996-present). Director and Executive Vice
                                                 President, PHL Variable Insurance Company (1995-present). Director,
                                                 Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                 President, PM Holdings, Inc. (1985-present). Director and President,
                                                 Phoenix Securities Group, Inc. (1993-1995). Director (1992-present) and
                                                 President (1992-1994), W.S. Griffith & Co., Inc. Director (1992-present)
                                                 and President (1992-1994), Townsend Financial Advisers, Inc. Director/
                                                 Trustee, the National Affiliated Investment Companies (until 1993).

                               Positions Held                            Principal Occupations
Name, Address and Age          With the Fund                            During the Past 5 Years
---------------------------   ---------------   -----------------------------------------------------------------------
Eileen A. Moran (42)          Trustee           President and Chief Executive Officer, Public Service Resources
                                                Corporation (1990-present).
Everett L. Morris (69)        Trustee           Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                  Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                            Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                Trust Inc. (1993-present). Director, Public Service Enterprise Group,
                                                Incorporated (1986-1993). President and Chief Operating Officer,
                                                Enterprise Diversified Holdings, Incorporated (1989-1993).
*James M. Oates (51)          Trustee           Chairman, IBEX Capital Markets LLC (1997-present). Managing
Managing Director                               Director, Wydown Group (1994-present). Director, Phoenix Duff &
The Wydown Group                                Phelps Corporation (1995-present). Director/Trustee, Phoenix Funds
IBEX Capital Markets LLC                        (1987-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
60 State Street                                 Duff & Phelps Institutional Mutual Funds (1996-present). Director,
Suite 950                                       Govett Worldwide Opportunity Funds, Inc. (1991-present), Blue Cross
Boston, MA 02109                                and Blue Shield of New Hampshire (1994-present), Investors
                                                Financial Service Corporation (1995-present), Investors Bank & Trust
                                                Corporation (1995-present), Plymouth Rubber Co. (1995-present) and
                                                Stifel Financial (1996-present). Member, Chief Executives
                                                Organization (1996-present). Director (1984-1994), President (1984-
                                                1994) and Chief Executive Officer (1986-1994), Neworld Bank.
                                                Director/Trustee, the National Affiliated Investment Companies (until
                                                1993).
Richard A. Pavia (67)         Trustee           Director (1981-present), Chairman and Chief Executive Officer (1989-
7145 North Ionia                                1994), Speer Financial, Inc. Director, Duff & Phelps Utilities Tax-
Chicago, IL 60646                               Free Income Inc. (1991-present), Duff & Phelps Utility and Corporate
                                                Bond Trust Inc. (1992-present).
*Calvin J. Pedersen (55)      Trustee           Director (1986-present), President (1993-present) and Executive Vice
Phoenix Duff & Phelps                           President (1992-1993), Phoenix Duff & Phelps Corporation. Director/
Corporation                                     Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
55 East Monroe Street                           Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
Suite 3600                                      (1996-present). President and Chief Executive Officer, Duff & Phelps
Chicago, IL 60603                               Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps Utilities
                                                Income Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                Bond Trust Inc. (1995-present).
Philip R. Reynolds (70)**     Trustee           Director/Trustee, Phoenix Funds (1984-present). Trustee, Phoenix-
43 Montclair Drive                              Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
West Hartford, CT 06107                         Mutual Funds (1996-present). Director, Vestaur Securities, Inc.
                                                (1972-present). Trustee and Treasurer, J. Walton Bissell Foundation,
                                                Inc. (1988-present). Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).
Herbert Roth, Jr. (68)        Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                 Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
P.O. Box 909                                    Mutual Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                              (1978-present), Phoenix Home Life Mutual Insurance Company
                                                (1972-present), Landauer, Inc. (medical services) (1970-present), Tech
                                                Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV
                                                Industries (diversified manufacturer) (1985-present). Director, Key
                                                Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                National Affiliated Investment Companies (until 1993).

                                 Positions Held                            Principal Occupations
Name, Address and Age            With the Fund                            During the Past 5 Years
-----------------------------   ---------------   -----------------------------------------------------------------------
Richard E. Segerson (51)                          Managing Director, Mullin Associates (1993-present). Director/
102 Valley Road                                   Trustee, Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen
New Canaan, CT 07840                              Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                  (1996-present). Vice President and General Manager, Coats & Clark,
                                                  Inc. (previously Tootal American, Inc.) (1991-1993). Director/Trustee,
                                                  the National Affiliated Investment Companies (1984-1993).
Lowell P. Weicker, Jr. (66)                       Trustee/Director, Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                   Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                               Mutual Funds (1996-present). Director, UST Inc. (1995-present),
                                                  HPSC Inc. (1995-present), Duty Free International, Inc. (1997-
                                                  present) and Compuware (1996-present). Visiting Professor, University of Virginia (1997-present). Chairman, Dresing, Lierman, Weicker
                                                  (1995-1996). Governor of the State of Connecticut (1991-1995).
Michael E. Haylon (39)          Executive         Director and Executive Vice President--Investments, Phoenix Duff &
                                Vice              Phelps Corporation (1995-present). Executive Vice President, Phoenix
                                President         Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-
                                                  present). Executive Vice President (1997-present), Vice President
                                                  (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds.
                                                  Director (1994-present), President (1995-present), Executive Vice
                                                  President (1994-1995), Vice President (1991-1994), Phoenix
                                                  Investment Counsel, Inc. Director (1994-present), President (1996-
                                                  present), Executive Vice President (1994-1996), Vice President
                                                  (1993-1994), National Securities & Research Corporation. Director,
                                                  Phoenix Equity Planning Corporation (1995-present). Senior Vice
                                                  President, Securities Investments, Phoenix Home Life Mutual
                                                  Insurance Company (1993-1995). Various other positions with
                                                  Phoenix Home Life Mutual Insurance Company (1990-1993).
David R. Pepin (54)             Executive         Executive Vice President, Phoenix Funds and Phoenix-Aberdeen
                                Vice              Series Fund (1996-present). Director (1997-present) and Executive
                                President         Vice President (1996-present), Phoenix Duff & Phelps Corporation.
                                                  Managing Director, Phoenix-Aberdeen International Advisers, LLC
                                                  (1996-present). Director and Executive Vice President, Phoenix
                                                  Equity Planning Corp. (1996-present). Director, Phoenix Investment
                                                  Counsel, Inc. and National Securities & Research Corporation (1996-
                                                  present). Various positions with Phoenix Home Life Mutual Insurance
                                                  Company (1994-1995). Vice President and General Manager, Finance
                                                  and Health, Digital Equipment Corporation (1980-1994).
William J. Newman (58)          Senior Vice       Executive Vice President (1995-present), Chief Investment Strategist
                                President         (1996-present), Phoenix Investment Counsel, Inc. Executive Vice
                                                  President and Chief Investment Strategist (1996-present), Senior Vice
                                                  President (1995-1996), National Securities & Research Corporation.
                                                  Senior Vice President, Phoenix Strategic Equity Series Fund (1996-
                                                  present), The Phoenix Edge Series Fund (1995-present), Phoenix
                                                  Multi-Portfolio Fund (1995-present), Phoenix Income and Growth
                                                  Fund (1996-present), Phoenix Series Fund (1996-present), Phoenix
                                                  Strategic Allocation Fund, Inc. (1996-present), Phoenix Worldwide
                                                  Opportunities Fund (1996-present), Phoenix-Aberdeen Series Fund
                                                  (1996-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                  (1996-present). Senior Vice President, Phoenix Equity Planning
                                                  Corporation (1995- 1996), Vice President, Common Stock and Chief
                                                  Investment Strategist, Phoenix Home Life Mutual Insurance Company
                                                  (April 1995-November 1995). Chief Investment Strategist, Kidder,
                                                  Peabody Co., Inc. (1993-1994). Managing Director, Equities, Bankers
                                                  Trust Company (1991-1993).

                                  Positions Held                          Principal Occupations
Name, Address and Age             With the Fund                          During the Past 5 Years
------------------------------   ---------------   --------------------------------------------------------------------
James D. Wehr (40)               Senior Vice       Managing Director, Fixed Income, (1996-present), Vice President
                                 President         (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                   Fixed Income, (1996-present), Vice President (1993-1996), National
                                                   Securities & Research Corporation. Senior Vice President (1997-
                                                   present), Vice President (1988-1997), Phoenix Multi-Portfolio Fund;
                                                   Senior Vice President (1997-present), Vice President (1990-1997),
                                                   Phoenix Series Fund; Senior Vice President (1997-present), Vice
                                                   President (1991-1997), The Phoenix Edge Series Fund; Senior Vice
                                                   President (1997-present), Vice President (1993-1997), Phoenix
                                                   California Tax Exempt Bonds, Inc.; Senior Vice President (1997-
                                                   present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                   Institutional Mutual Funds; and Senior Vice President, Phoenix
                                                   Multi-Sector Short Term Bond Fund and Phoenix Multi-Sector Fixed
                                                   Income Fund (1997-present). Managing Director, Public Fixed
                                                   Income, Phoenix Home Life Insurance Company (1991-1995). Various
                                                   positions with Phoenix Home Life Insurance Company (1981-1991).
Marvin E. Flewellen (33)         Vice              Senior Vice President and Fixed Income Portfolio Manager, Duff &
55 East Monroe Street            President         Phelps Investment Management Co. (1994-present). Vice President,
Suite 3800                                         Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
Chicago, IL 60603                                  Second Vice President and Portfolio Manager, Northern Trust Bank
                                                   (1985-1994).
William E. Keen, III (34)        Vice              Assistant Vice President, Phoenix Equity Planning Corporation
100 Bright Meadow Blvd.          President         (1996-present). Vice President, Phoenix Funds, Phoenix Duff &
P.O. Box 2200                                      Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series
Enfield, CT 06083-2200                             Fund (1996-present). Assistant Vice President, USAffinity
                                                   Investments LP (1994-1995). Treasurer and Secretary, USAffinity
                                                   Funds (1994-1995). Manager, Fund Administration, SEI Corporation
                                                   (1991-1994).
Christopher J. Kelleher (42)     Vice              Managing Director, Fixed Income (1996-present), Vice President
                                 President         (1991-1996), Phoenix Investment Counsel, Inc. and National
                                                   Securities & Research Corporation. Vice President, The Phoenix
                                                   Edge Series Fund (1989-present), Phoenix Series Fund (1989-present)
                                                   and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                   present). Portfolio Manager, Public Bonds, Phoenix Home Life Mutual
                                                   Insurance Company (1991-1995).
Thomas S. Melvin, Jr. (54)       Vice              Managing Director, Equities (1996-present), Vice President (1994-
                                 President         1996), Executive Vice President (1992-1994), Phoenix Investment
                                                   Counsel, Inc. Managing Director, Equities (1996-present), Vice
                                                   President (1994-1996), Executive Vice President (1993-1994),
                                                   National Securities & Research Corporation. Vice President, Phoenix
                                                   Multi-Portfolio Fund (1993-present) and Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present). Portfolio Manager,
                                                   Common Stock, Phoenix Home Life Mutual Insurance Company
                                                   (1991-1995).

                              Positions Held                            Principal Occupations
Name, Address and Age         With the Fund                            During the Past 5 Years
--------------------------   ---------------   -----------------------------------------------------------------------
William R. Moyer (53)        Vice              Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.      President         Phelps Corporation (1995-present). Senior Vice President, Finance
P.O. Box 2200                                  (1990-present), Chief Financial Officer (1996-present), and Treasurer
Enfield, CT 06083-2200                         (1994-1996), Phoenix Equity Planning Corporation. Senior Vice
                                               President (1990-present), Chief Financial Officer (1996-present) and
                                               Treasurer (1994-present), Phoenix Investment Counsel, Inc. Senior
                                               Vice President, Finance (1993-present), Chief Financial Officer
                                               (1996-present), and Treasurer (1994-present), National Securities &
                                               Research Corporation. Senior Vice President and Chief Financial
                                               Officer, Duff & Phelps Investment Management Co. (1996-present).
                                               Vice President, Phoenix Funds (1990-present), Phoenix-Duff &
                                               Phelps Institutional Mutual Funds (1996-present) and Phoenix-
                                               Aberdeen Series Fund (1996-present). Senior Vice President and
                                               Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-1995) and
                                               Townsend Financial Advisers, Inc. (1993-1995). Vice President,
                                               the National Affiliated Investment Companies (until 1993). Vice
                                               President, Investment Products Finance, Phoenix Home Life Mutual
                                               Insurance Company (1990-1995).

Scott C. Noble (51)          Vice              Director (1994-present) and Chief Executive Officer (1995-present),
                             President         Phoenix Realty Securities, Inc. Chief Executive Officer (1995-
                                               present), Director and President (1994-present), Phoenix Realty
                                               Group, Inc. Senior Vice President, Real Estate, Phoneix Home Life
                                               Mutual Insurance Company (1991-present). Director and Executive
                                               Vice President, Phoenix Real Estate Securities, Inc. (1993-present).
                                               Vice President, Phoenix Multi-Portfolio Fund (1994-present), The
                                               Phoenix Edge Series Fund (1995-present) and Phoenix Duff & Phelps
                                               Institutional Mutual Funds (1997-present). Director (1991-present)
                                               and President (1993-present), Phoenix Founders, Inc. Director and
                                               Chief Executive Officer, Phoenix Realty Advisors, Inc. (1991-present).
                                               Director, President and Chief Executive Officer (1994-present),
                                               Phoenix Realty Investors, Inc. Various other positions with Phoenix
                                               Home Life Mutual Insurance Company (1991-1993).

C. Edwin Riley, Jr. (43)     Vice              Managing Director, Equities (1996-present), Vice President (1995-
                             President         1996), Phoenix Investment Counsel, Inc. Managing Director, Equities,
                                               National Securities & Research Corporation (1996-present). Vice
                                               President, The Phoenix Edge Series Fund (1995-present), Phoenix
                                               Strategic Allocation Fund, Inc. (1995-1996), Phoenix Series
                                               Fund (1996-present) and Phoenix Duff & Phelps Institutional Mutual
                                               Funds (1996-present). Director of Equity Management, NationsBanc
                                               Investment Management (1981-1995).
Barbara Rubin (42)           Vice              Vice President (1992-present), Second Vice President (1986-1992),
                             President         Real Estate, Phoenix Home Life Mutual Insurance Company. Vice
                                               President, Phoenix Multi-Portfolio Fund (1994-present), The Phoenix
                                               Edge Series Fund (1995-present) and Phoenix Duff & Phelps
                                               Institutional Mutual Funds (1997-present). Vice President (1991-
                                               present), 238 Columbus Blvd., Inc. Director (1998-present) and Vice
                                               President (1993-present), Phoenix Founders, Inc. Vice President
                                               Phoenix Real Estate Securities, Inc. (1993-present). Director and
                                               President, Phoenix Realty Advisors, Inc. (1987-present). President
                                               (1995-present), Executive Vice President (1994-present), Phoenix
                                               Realty Securities, Inc.

                             Positions Held                            Principal Occupations
Name, Address and Age        With the Fund                            During the Past 5 Years
-------------------------   ---------------   ------------------------------------------------------------------------
Leonard J. Saltiel (43)     Vice              Managing Director (1996-present), Senior Vice President (1994-
                            President         1996), Phoenix Equity Planning Corporation. Vice President, Phoenix
                                              Funds (1994-present), Phoenix Duff & Phelps Institutional Mutual
                                              Funds (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                              present). Vice President, Investment Operations, Phoenix Home Life
                                              Mutual Insurance Company (1994-1995). Various positions with
                                              Home Life Insurance Company and Phoenix Home Life Mutual
                                              Insurance Company (1987-1994).
Julie L. Sapia (40)         Vice              Head Money Market Trader (1997-present), Phoenix Investment
                            President         Counsel, Inc. Vice President (1997-present), The Phoenix Edge Series
                                              Fund, Phoenix Series Fund, Phoenix Duff & Phelps Institutional
                                              Mutual Funds and Phoenix-Aberdeen Series Fund. Money Market
                                              Trader (1995-1997), Phoenix Investment Counsel, Inc. Money Market
                                              Trader (1991-1995), Phoenix Home Life Mutual Insurance Company.
Michael Schatt (50)         Vice              Vice President, Phoenix Realty Securities, Inc. (1997-present). Vice
                            President         President (1997-present), Phoenix Duff & Phelps Institutional Mutual
                                              Funds, Phoenix Multi-Portfolio Fund and The Phoenix Edge Series
                                              Fund. Vice President, Duff & Phelps Investment Management Co.
                                              (1997-present). Vice President, Duff & Phelps Utilities Income Inc.
                                              (1997-present). Managing Director, Phoenix Duff & Phelps
                                              Corporation (1994-present). Director, Real Estate Advisory Practice,
                                              Coopers & Lybrand, LLC (1990-1994).
Dorothy J. Skaret (45)      Vice              Director, Money Market Trading (1996-present), Vice President
                            President         (1991-1996), Phoenix Investment Counsel, Inc. Director, Money
                                              Market Trading (1996-present), Vice President (1993-1996), National
                                              Securities & Research Corporation. Vice President, The Phoenix
                                              Edge Series Fund (1991-present), Phoenix Series Fund (1990-
                                              present), Phoenix-Aberdeen Series Fund (1996-present), Phoenix Duff
                                              & Phelps Institutional Mutual Funds (1996-present) and Phoenix
                                              Realty Securities, Inc. (1995-present). Director, Public Fixed Income,
                                              Phoenix Home Life Mutual Insurance Company (1991-1995).
Nancy G. Curtiss (44)       Treasurer         Vice President, Fund Accounting (1994-present) and Treasurer (1996-
                                              present), Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds
                                              (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                              Second Vice President and Treasurer, Fund Accounting, Phoenix Home
                                              Life Mutual Insurance Company (1994-1995). Various positions with
                                              Phoenix Home Life Insurance Company (1987-1994).
G. Jeffrey Bohne (49)       Secretary         Vice President and General Manager (1993-present), Assistant Vice
101 Munson Street                             President (1992-1993) Phoenix Home Life Mutual Insurance Co. Vice
Greenfield, MA 01301                          President, Mutual Fund Customer Service, Phoenix Equity Planning
                                              Corporation (1993-present). Secretary, Phoenix Funds (1993-present).
                                              Clerk, Phoenix Strategic Allocation Fund, Inc. (1994-present).
                                              Secretary, Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present) and Phoenix-Aberdeen Series Fund (1996-present). Vice
                                              President, Home Life of New York Insurance Company (1984-1992).


-----------
 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


**Pursuant to the retirement policy of the Phoenix Funds, Messrs. Blinn and Reynolds will retire from the Board of Trustees effective January 1, 1998.

For services rendered to the Fund during the period ended December 31, 1996, the Trustees received an aggregate of $77,238 from the Fund as Trustees' fees. Each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $3,000 and $500 per meeting. Each Trustee who serves on a Committee receives a fee of $250 for each meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:





                                                 Pension or                                Total
                                                 Retirement                            Compensation
                                                  Benefits                             From Fund and
                               Aggregate           Accrued           Estimated         Fund Complex
                             Compensation        as Part of       Annual Benefits       (12 Funds)
          Name                 From Fund        Fund Expenses     Upon Retirement     Paid to Trustees
------------------------   -----------------   ---------------   -----------------   -----------------
C. Duane Blinn                 $  5,000*            None               None               $60,500
Robert Chesek                     5,000             None               None                53,500
E. Virgil Conway+                 5,250             None               None                94,110
William W. Crawford               5,250*            None               None                43,150
Harry Dalzell-Payne+              5,250             None               None                68,630
William N. Georgeson              5,250             None               None                41,990
Francis E. Jeffries               None              None               None                 None
Leroy Keith, Jr.                  5,000             None               None                53,500
Philip R. McLoughlin+             None              None               None                 None
Eileen A. Moran                   1,250             None               None                 7,130
Everett L. Morris+                5,250*            None               None                92,490
James M. Oates+                   5,000             None               None                58,000
Richard A. Pavia                  5,250*            None               None                39,490
Calvin J. Pedersen                None              None               None                 None
Philip R. Reynolds                5,000             None               None                53,500
Herbert Roth, Jr.+                5,250             None               None                64,750
Richard E. Segerson               5,250             None               None                60,250
Lowell P. Weicker, Jr.            5,000             None               None                60,500



* This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Blinn, Crawford, Jeffries, Morris, Pavia and Roth was $349,026.91, $2,599.34, $28,561.41,
  $85,849.73, $2,142.32 and $132,587.69, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+ Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


                             ADDITIONAL INFORMATION


Custodian and Transfer Agent
     State Street Bank and Trust Company ("State Street"), serves as custodian of the Fund's assets (the "Custodian") and is located at 1 Heritage Drive, P2N, North Quincy, MA 02171. Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent").


Reports to Shareholders
     The fiscal year of the Fund ends on December 31. The Fund will send to its shareholders, at least semi-annually, reports showing the securities of the Fund's portfolio and other information.


Financial Statements
     The Financial Statements for the period ended June 30, 1997 appearing in the Fund's 1997 Semiannual Report to Shareholders, are incorporated herein by reference.

Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1997
                                   (Unaudited)


                                                                              SHARES            VALUE
                                                                            ----------        ----------

COMMON STOCKS                                                  98.8%
REAL ESTATE INVESTMENT TRUSTS                                  98.5%
COMMERCIAL                                                     42.7%
Office/Industrial                                              42.7%
     Arden Realty Group, Inc.                                                  15,500         $   403,000
     Boston Properties, Inc.                                                    1,000              27,500
     CenterPoint Properties Corp.                                              13,400             425,450
     Crescent Real Estate Equities Co.                                         25,000             793,750
     First Industrial Realty Trust, Inc.                                       18,500             541,125
     Great Lakes REIT, Inc.                                                    20,000             328,750
     Highwoods Properties, Inc.                                                18,900             604,800
     Reckson Associates Realty Corp.                                           21,000             483,000
     TriNet Corporate Realty Trust, Inc.                                       15,100             499,244
     Weeks Corp.                                                               16,300             509,375
                                                                                              ------------
                                                                                                4,615,994
                                                                                              ------------

DIVERSIFIED                                                     0.9%
     Colonial Properties Trust                                                  3,300              96,938
                                                                                              ------------

HEALTH CARE                                                     4.5%
     Nationwide Health Properties, Inc.                                        22,200             488,400
                                                                                              ------------

HOTELS                                                         17.3%
     Patriot American Hospitality, Inc.                                        29,300             747,150
     Starwood Lodging Trust                                                    18,500             789,719
     Sunstone Hotel Investors, Inc.                                            22,600             327,700
                                                                                              ------------
                                                                                                1,864,569
                                                                                              ------------
RESIDENTIAL                                                    15.3%
Apartments                                                     15.3%
     Bay Apartment Communities, Inc.                                           12,700             469,900
     Equity Residential Properties Trust                                       13,700             650,750
     Essex Property Trust, Inc.                                                16,500             530,062
                                                                                              ------------
                                                                                                1,650,712
                                                                                              ------------

RETAIL                                                         17.8%
Community/Neighborhood                                          8.1%
     Developers Diversified Realty Corp.                                       12,000             480,000
     Vornado Realty Trust                                                       5,500             396,688
                                                                                              ------------
                                                                                                  876,688
                                                                                              ------------
Factory Outlet                                                  2.0%
     Chelsea G.C.A. Realty, Inc.                                                5,700             216,600
                                                                                              ------------
Regional Malls                                                  7.7%
     The Macerich Company                                                      14,800             410,700
     Urban Shopping Centers, Inc.                                              13,300             423,937
                                                                                              ------------
                                                                                                  834,637
                                                                                              ------------
TOTAL RETAIL                                                                                    1,927,925
                                                                                              ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS
     (Identified cost $10,130,723)                                                             10,644,538
                                                                                              ------------



                        See Notes to Financial Statements

Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------

                    INVESTMENTS AT JUNE 30, 1997 (Continued)


                                                                            SHARES             VALUE
                                                                          ----------        ------------

REAL ESTATE OPERATING COMPANIES                                 0.3%
Office/Industrial                                               0.3%
     Crescent Operating, Inc. (b)                                               2,500         $    30,000
                                                                                              ------------

TOTAL REAL ESTATE OPERATING COMPANIES
     (Identified cost $43,125)
                                                                                                   30,000
                                                                                              ------------

TOTAL COMMON STOCKS
     (Identified cost $10,173,848)
                                                                                               10,674,538
                                                                                              ------------

TOTAL INVESTMENTS                                              98.8%
     (Identified cost $10,173,848)
                                                                                               10,674,538 (a)
     Cash and receivables, less liabilities                     1.2%
                                                                                                  131,133
                                                                                              ------------
NET ASSETS                                                    100.0%                          $10,805,671
                                                                                              ============





(a) Federal income tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $558,279 and gross depreciation of $57,589 for federal income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $10,173,848.

(b)  Non-income producing


                        See Notes to Financial Statements

Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1997
                                   (Unaudited)



Assets
Investment securities at value (Identified cost $10,173,848)                   $10,674,538
Cash                                                                                72,761
Receivables
    Investment securities sold                                                      98,297
    Dividends                                                                       86,083
    Receivable from adviser                                                         17,417
Prepaid expenses                                                                    53,475
                                                                               ------------
       Total assets                                                             11,002,571
                                                                               ------------

Liabilities
Payables
    Investment securities purchased                                                171,128
    Financial agent fee                                                              6,740
    Transfer agent fee                                                               3,393
    Administration fee                                                               2,415
    Trustees' fee                                                                    1,296
    Distribution fee                                                                    21
Accrued expenses                                                                    11,907
                                                                               ------------
       Total liabilities                                                           196,900
                                                                               ------------
Net Assets                                                                     $10,805,671
                                                                               ============

Net Assets Consist of:
Capital paid in on shares of beneficial interest                               $10,155,743
Undistributed net investment income                                                141,231
Accumulated net realized gain                                                        8,007
Net unrealized appreciation                                                        500,690
                                                                               ------------
Net Assets                                                                     $10,805,671
                                                                               ============

Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,699,142)                               1,005,559

Net asset value and offering price per share                                        $10.64


Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $106,529)                                     10,015

Net asset value and offering price per share                                        $10.64



                        See Notes to Financial Statements

Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------


                             STATEMENT OF OPERATIONS
                           FROM INCEPTION MAY 1, 1997
                                TO JUNE 30, 1997
                                   (Unaudited)



Investment Income
Dividends                                                                         $146,882
Interest                                                                             8,952
                                                                               ------------
     Total investment income                                                       155,834
                                                                               ------------

Expenses
Investment advisory fee                                                              8,090
Distribution fee - Class Y                                                              41
Financial agent fee                                                                 13,704
Administration fee                                                                   2,415
Registration                                                                        10,660
Transfer agent                                                                       7,417
Professional                                                                         4,592
Printing                                                                             4,106
Custodian                                                                            1,989
Trustees                                                                             1,296
Miscellaneous                                                                          819
                                                                               ------------
      Total expenses                                                                55,129
      Less expenses borne by investment adviser                                   (40,526)
                                                                               ------------
      Net expenses                                                                  14,603
                                                                               ------------
Net investment income                                                              141,231
                                                                               ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                                      8,007
Net change in unrealized appreciation (depreciation) on
  investments                                                                      500,690
                                                                               ------------
Net gain on investments                                                            508,697
                                                                               ------------
Net increase in net assets resulting from operations                              $649,928
                                                                               ============



                        See Notes to Financial Statements

Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS




                                                                           From Inception
                                                                           May 1, 1997 to
                                                                            June 30, 1997
                                                                             (Unaudited)
                                                                           ----------------

From Operations
    Net investment income                                                      $   141,231
    Net realized gain                                                                8,007
    Net change in unrealized appreciation (depreciation)                           500,690
                                                                               ------------
    Increase in net assets resulting from operations                               649,928
                                                                               ------------

From Distributions to Shareholders
    Net investment income - Class X                                                      -
    Net investment income - Class Y                                                      -
                                                                               ------------
    Decrease in net assets from distributions
      to shareholders                                                                    -
                                                                               ------------

From Share Transactions
Class X
    Proceeds from sales of shares (1,005,559 shares)                            10,055,594
    Net asset value of shares issued from reinvestment of
      distributions (0 shares)                                                           -
    Cost of shares repurchased (0 shares)                                                -
                                                                               ------------
Total                                                                           10,055,594
                                                                               ------------

Class Y
    Proceeds from sales of shares (10,015 shares)                                  100,149
    Net asset value of shares issued from reinvestment of
      distributions (0 shares)                                                           -
    Cost of shares repurchased (0 shares)                                                -
                                                                               ------------
Total                                                                              100,149
                                                                               ------------

    Increase in net assets from share transactions                              10,155,743
                                                                               ------------

    Net increase in net assets                                                  10,805,671

Net Assets
    Beginning of period                                                                  0
                                                                               ------------

    End of period (including undistributed net investment
      income of $141,231)                                                      $10,805,671
                                                                               ============



                        See Notes to Financial Statements

Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)



                                                               Class X                            Class Y
                                                            --------------                     --------------
                                                            From Inception                     From Inception
                                                              5/1/97 to                          5/1/97 to
                                                               6/30/97                            6/30/97
                                                             (Unaudited)                        (Unaudited)
                                                             -----------                        -----------

Net asset value, beginning of period                              $10.00                             $10.00
Income from investment operations
     Net investment income                                          0.14 (1)                           0.14 (1)
     Net realized and unrealized gain                               0.50                               0.50
                                                             ------------                       ------------
          Total from investment operations                          0.64                               0.64
                                                             ------------                       ------------

Less distributions
     Dividends from net investment income                              -                                  -
     Dividends from net realized gains                                 -                                  -
                                                             ------------                       ------------
          Total distributions                                          -                                  -
                                                             ------------                       ------------

Change in net asset value                                           0.64                               0.64
                                                             ------------                       ------------
Net asset value, end of period                                    $10.64                             $10.64
                                                             ============                       ============

Total return                                                       6.40% (3)                          6.40% (3)

Ratios/supplemental data:
Net assets, end of period (thousands)                            $10,699                               $107
Ratio to average net assets of:
     Operating expenses                                            0.90% (2)                          1.15% (2)
     Net investment income                                         8.73% (2)                          8.26% (2)
Portfolio turnover                                                    2% (3)                             2% (3)
Average commission rate paid                                     $0.0500 (4)                        $0.0500 (4)




(1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively, computed using average shares outstanding.

(2)  Annualized

(3)  Not annualized

(4) A fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.



                        See Notes to Financial Statements

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
REAL ESTATE EQUITY SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)


1.     SIGNIFICANT ACCOUNTING POLICIES

         Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Seven Portfolios are presently offered for sale: Balanced Portfolio, Managed Bond Portfolio, Growth Stock Portfolio, Money Market Portfolio, U.S. Government Securities Portfolio, Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio. This report only covers the Real Estate Equity Securities Portfolio (the "Portfolio"). The Portfolio's investment objective is capital appreciation and income with approximately equal emphasis through investing, under normal circumstances, primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States.

         The Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

         The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A.     Security valuation:

         Equity securities are valued at the last sale price, or if there has been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

B.     Security transactions and related income:

         Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Portfolio does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C.     Income taxes:

         The Portfolio is treated as a separate taxable entity. It is the policy of the Portfolio to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D.     Distributions to shareholders:

         Distributions are recorded by the Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
REAL ESTATE EQUITY SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited) (Continued)


E.     Expenses:

         Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

F.     Repurchase agreements:

         A repurchase agreement is a transaction where a Portfolio acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Portfolio in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2.     INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

         As compensation for its services to the Portfolio, the Adviser, Phoenix Realty Securities, Inc., an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based on an annual rate of 0.50% of the average daily net assets of the Portfolio. The Adviser has agreed to reimburse the Portfolio to the extent that total expenses exceed 0.90% and 1.15% of the average daily net assets of Class A and Class B, respectively.

         Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. The Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class.

         As Financial Agent to the Portfolio, PEPCO receives a fee for bookkeeping and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets from $100 million through $300 million, 0.03% of average daily net assets from $300 million through $500 million and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply.

         Duff & Phelps Investment Management Co. ("DPM") serves as administrator for the Portfolio, and as such, facilitates and provides administrative services. DPM is a subsidiary of Phoenix Duff & Phelps Corporation, which is an indirect less than wholly-owned subsidiary of PHL. As compensation, under an Administration Agreement, DPM receives a fee at the annual rate of 0.15% of the average daily net assets of the Portfolio.

         PEPCO serves as the Portfolio's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended June 30, 1997, transfer agent fees were $7,417 which were all paid to State Street.

         As of June 30, 1997, PHL owned 490,000 Class X shares with a value of $5,213,600 and 10,000 Class Y shares with a value of $106,400. The PHL Employee Defined Benefit Pension Plan owned 515,545 Class X shares with a value of $5,485,394.


3.     PURCHASE AND SALE OF SECURITIES

         Purchases and sales of securities during the period ended June 30, 1997, were $10,353,760 and $187,919, respectively. There were no purchases or sales of U.S. Government and agency securities.

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                           PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits
 (a) Financial Statements:

    Included in Part A of the Registration Statement: Financial Highlights

    Included in Part B of the Registration Statement: Financial Statements and Notes thereto included in the Semiannual Report to Shareholders dated June 30, 1997, incorporated by reference.

 (b) Exhibits:



    (1)(a)    Declaration of Trust of the Registrant, filed via Edgar with Pre-Effective Amendment No. 1 on February 2,
              1996 and incorporated herein by reference.
    (1)(b)    Amendment to Declaration of Trust changing names of Portfolios, filed via Edgar with Pre-Effective
              Amendment No. 2 on February 28, 1996 and incorporated herein by reference.
    (1)(c)    Amendment to Declaration of Trust adding Real Estate Equity Securities Portfolio filed via Edgar with
              Post-Effective Amendment No. 4 on February 11, 1997.
    (2)       None
    (3)       None
    (4)       Reference is made to Article III, Section 3.4 of Registrant's Declaration of Trust
    (5)(a)    Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co.
              ("DPM"), filed via Edgar with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.
       (b)    Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), filed via Edgar with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.
       (c)    Form of Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc.
              ("PRS"), filed via Edgar with Post-Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.
    (6)(a)    Distribution Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.
       (b)    Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via Edgar with Post-Effective Amendment No. 1 on March 1, 1996 and incorporated herein by reference.
    (7)       None
    (8)(a)    Custodian Agreement between Registrant and State Street Bank and Trust Company, filed via Edgar with Post-Effective Amendment No. 6 on September 30, 1997.
       (b)    Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A., filed via Edgar with
              Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.
    (9)(a)    Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated
              December 11, 1996, filed via Edgar with Post-Effective Amendment No. 5 on April 28, 1997.
       (b)    Transfer Agent Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.
       (c)    Form of Administration Agreement between Registrant (on behalf of Real Estate Equity Securities
              Portfolio) and Phoenix Duff & Phelps Corporation, filed via Edgar with Post-Effective Amendment No. 4 on February 11, 1997.
   (10)(a)    Opinion of Counsel, filed via Edgar with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.
       (b)    Opinion of Counsel (as to the Real Estate Equity Securities Portfolio) filed via Edgar with Post-Effective
              Amendment No. 5 on April 28, 1997 and incorporated herein by reference.
    (11)      Consent of Accountants filed herewith.
    (12)      None
    (13)      Initial Capitalization Agreement, filed via Edgar with Pre-Effective Amendment No. 1 on February 2,
              1996 and incorporated herein by reference.
    (14)      None
    (15)      Amended and Restated Rule 12b-1 Distribution Plan for Class Y Shares, filed via Edgar with Post-
              Effective Amendment No. 6 on September 30, 1997.

    (16)      Schedule for Computation of Performance Quotations, filed via Edgar with Pre-Effective Amendment No.
              2 on February 28, 1996 and incorporated herein by reference.
    (17)      Financial Data Schedule as reflected on Edgar as Exhibit 27 filed herewith.
    (18)      Amended and Restated Rule 18f-3 Dual Distribution Plan filed via Edgar with Post-Effective
              Amendment No. 5 on April 28, 1997.
    (19)(a)   Powers of Attorney, filed via Edgar with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.
        (b)   Power of Attorney for Ms. Moran, filed via Edgar with Post-Effective Amendment No. 4 on February 11, 1997.


Item 25. Persons Controlled by or Under Common Control with Registrant.

     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Registrant.


Item 26. Number of Holders of Securities.


     As of August 29, 1997:




                                      Class X Shares   Class Y Shares
                                        Number of        Number of
                                      Record Holders   Record Holders
                                     ---------------- ---------------
Balanced Portfolio   ...............       55               31
Managed Bond Portfolio  ............       75               23
Enhanced Reserves Portfolio   ......       37                5
Growth Portfolio  ..................       62               38
Money Market Portfolio  ............       39               25
U.S. Gov't Sec. Portfolio  .........       20               14
Real Estate Portfolio   ............        5                4


Item 27. Indemnification.

     Please see Article of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. Paragraph 10 of the Investment Advisory Agreements between the Registrant and its Advisers provide in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreements on the part of each the Adviser, the Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment advisers and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Adviser.


     See "Management of the Fund" in the Prospectus and "Trustees and Officers" and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC), 801-48190 (PRS) and 14813
(DPM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.



Item 29. Principal Underwriter.

 (a) The sole principal underwriter for the Registrant is Phoenix Equity Planning Corporation.

(b) The directors and executive officers of Phoenix Equity Planning Corporation, the distributor for Registrant, are as follows:



    Name and Principal            Position and Offices           Position and Offices
     Business Address               with Distributor                with Registrant
--------------------------   -------------------------------   -------------------------
Michael E. Haylon            Director                          Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President            Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

David R. Pepin               Director and                      None
56 Prospect Street           Executive Vice President,
P.O. Box 150480              Mutual Fund Sales and
Hartford, CT 06115-0480      Operations

Leonard J. Saltiel           Managing Director,                Vice President
100 Bright Meadow Blvd.      Operations and Service
P.O. Box 2200
Enfield, CT 06083-2200

Paul Atkins                  Senior Vice President and         None
56 Prospect Street           Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris Lambergs               Senior Vice President,            None
100 Bright Meadow Blvd.      Insurance and Independent
P.O. Box 2200                Division
Enfield, CT 06083-2200

William R. Moyer             Senior Vice President and         Vice President
100 Bright Meadow Blvd.      Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry               Managing Director, Mutual         None
100 Bright Meadow Blvd.      Fund Distribution
P.O. Box 2200
Enfield, CT 06083-2200

G. Jeffrey Bohne             Vice President, Mutual Fund       Secretary
101 Munson Street            Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Eugene A. Charon             Vice President and Controller     None
100 Bright Meadow Blvd.
P.O. Box 2200
Enfield, CT 06083-2200

Nancy G. Curtiss             Vice President and Treasurer,     Treasurer
56 Prospect Street           Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Elizabeth R. Sadowinski      Vice President,                   None
56 Prospect Street           Administration
P.O. Box 150480
Hartford, CT 06115-0480

   Name and Principal          Position and Offices        Position and Offices
    Business Address             with Distributor            with Registrant
-------------------------   ---------------------------   ----------------------
Thomas N. Steenburg         Vice President, Counsel       Assistant Secretary
56 Prospect Street          and Secretary
P.O. Box 150480
Hartford, CT 06115

William E. Keen, III        Assistant Vice President,     Vice President
100 Bright Meadow Blvd.     Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200


 (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 30. Location of Accounts and Records.
     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 56 Prospect Street, Hartford, CT 06115, or its investment advisers, Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3800, Chicago, Illinois 60610, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115, or the custodians, State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, MA 02171 or The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083.

Item 31. Management Services.
     None.

Item 32. Undertakings.
 (a) Not applicable.


 (b) Filed herewith.


 (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge if the information called for by Item 5A of Form N-1A is contained in such annual report.

 (d) Registrant undertakes to provide the information specified pursuant to Regulation S-K, Item 512 (Reg.S.S. 229.512), as applicable, the terms of which are incorporated herein by reference.

 (e) Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by
     Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Portfolio's outstanding shares.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 30th day of September, 1997.




                             PHOENIX DUFF & PHELPS
                           INSTITUTIONAL MUTUAL FUNDS



ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
        -----------------------              ----------------------------------
        Thomas N. Steenburg                  Philip R. McLoughlin
        Assistant Secretary                  President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 30th day of September, 1997.




           Signature                           Title
-------------------------------   -------------------------------

----------------------------      Trustee
      C. Duane Blinn*


----------------------------      Trustee
      Robert Chesek*


----------------------------      Trustee
     E. Virgil Conway*


----------------------------      Trustee
    William W. Crawford*


----------------------------      Treasurer (principal financial
      Nancy G. Curtiss*           and accounting officer)


----------------------------      Trustee
    Harry Dalzell-Payne*


----------------------------      Trustee
   William N. Georgeson*


----------------------------      Trustee
    Francis E. Jeffries*


----------------------------      Trustee
     Leroy Keith, Jr.*


  /s/ Philip R. McLoughlin
----------------------------      Trustee and President
    Philip R. McLoughlin


----------------------------      Trustee
      Eileen A. Moran**


----------------------------      Trustee
     Everett L. Morris*

----------------------------      Trustee
       James M. Oates*


                                     S-1(c)

           Signature               Title
-------------------------------   --------

----------------------------      Trustee
     Richard A. Pavia*

----------------------------      Trustee
    Calvin J. Pedersen*

----------------------------      Trustee
    Philip R. Reynolds*

----------------------------      Trustee
     Herbert Roth, Jr.*

----------------------------      Trustee
    Richard E. Segerson*

----------------------------      Trustee
   Lowell P. Weicker, Jr.*

*By: /s/ Philip R. McLoughlin
     -------------------------
   * Philip R. McLoughlin pursuant to powers of attorney filed with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

  ** Philip R. McLoughlin pursuant to powers of attorney filed with Post-Effective Amendment No. 4 on February 11, 1997 and incorporated herein by reference.


                                     S-2(c)